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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, to be filed on or around January 27, 1998, of our report dated February 26, 1997, included in WorldCom, Inc.=s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                                  ARTHUR ANDERSEN LLP


Jackson, Mississippi,
January 26, 1998